EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew Christopherson, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Global Stevia Corp. for the period ended August 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Global Stevia Corp.

Dated: October 19, 2012

                                     /s/ Matthew Christopherson
                                     -------------------------------------------
                                     Matthew Christopherson
                                     President, Chief Executive Officer, Chief
                                     Financial Officer, Secretary, Treasurer and
                                     Director (Principal Executive Officer,
                                     Principal Financial Officer and Principal
                                     Accounting Officer) Global Stevia Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Global Stevia Corp. and will be retained by Global Stevia Corp. and furnished to the Securities and Exchange Commission or its staff upon request.